schwz-house
                                   [LOGO]

  Shareholder Accounts                               Corporate Offices
  c/o MGF Service Corp.                              3707 W. Maple Road
      P.O.Box 5354                                Bloomfield Hills, MI 48301
Cincinnati, OH 45201-5354                             (810) 644-8500
     1-800-543-0407                                 Fax (810) 644-4250

                             Schwartz Value Fund

Dear Fellow Shareowner:

As value investors, our focus is on identifying opportunities wherein we can purchase pieces of individual companies in the marketplace for substantively less than their intrinsic value. While this is a satisfying intellectual exercise, our primary motivation is that it's a low risk way to successfully invest your money. This contrarian style requires fortitude, but almost always pays off with favorable investment results over time. One of the challenges confronting true value investors is purchasing shares of companies when the specific event that will cause that underlying value to be realized is not readily apparent. That is where faith in our analysis, and patience become essential. The process of value revelation continues at its own pace with individual companies, but at any given time the operation of that process may become apparent for individual names in the Schwartz Value Fund portfolio.

The most dramatic method whereby value is realized is in a corporate takeover or buy-out. One of our portfolio holdings, DETROIT & CANADA TUNNEL CORPORATION (DTUN-$54), is a good example. Two years ago we bought the stock at an average price of $25 per share because we thought it represented a deep discount to intrinsic value. Today, with no changes in the underlying business, the Company is being acquired at $54 per share by a New York based investment group. The Company has operated quietly for years, collecting tolls and producing cash at a very healthy rate. The shares languished in the over-the-counter market, with a small float. Among investors, no one cared (which further quickened our pulse). An inactively traded stock, such as this one, can represent an extraordinary bargain for a patient, value-oriented investor like SVF. For years Warren Buffett has talked about investing in companies with "tollbridge type franchises" or unregulated monopolies. This Company comes as close to that description as you're ever going to find. Because we purchased it at a reasonable price, something good was bound to happen, even though we didn't know when.

No question, buy-outs, when they occur, are the most fun because they offer instant gratification. But there are other less dramatic methods whereby hidden value can surface. Management merely refocusing on core competency can result in a more profitable company, and thereby attract investor attention. Much has been made in recent years of many large companies reorganizing and downsizing their operations in order to maximize shareholder value. Though less well publicized, that's been going on in many smaller companies as well. Selling losing divisions, closing inefficient plants, or owners simply redirecting management's attention, can be a catalyst for the realization of underlying value. Will these moves reveal the underlying value in every instance? Certainly not. Will they prove successful often enough to justify the efforts of finding them and accumulating the shares? Yes. One of the beauties of the process is that it continues during both bull and bear markets. So while buy-outs will always be the most dramatic manner in which share prices move up to approximate intrinsic value, it is not the only road to success. Value continues to compound in several of our portfolio holdings, even though the share price moves in some cases, have been less than robust.

A few examples follow:

THOMAS NELSON, INC. (TNM-$14), a leading publisher and distributor of Bibles and Christian books, recently disposed of its Word music division. Management concluded, rightly in our estimation, that they had no special advantage in addressing this segment of the overall music market. This divestiture will allow the Company to devote greater resources to its successful publishing division, which we believe has a very bright future.

UNR INDUSTRIES, INC. (UNRI-$7) is a stock that SVF has owned for more than four years. The Company has gone through a significant restructuring by divesting six operating divisions, leaving only the Rohn Tower division, a maker of telecommunication towers for cellular and personal communication systems. Divestitures enabled the Company to make large special cash dividend payments to shareholders, so our original purchase price of $10 per share has been adjusted downward to less than $5. The stock is currently selling for twelve times earnings with an expected growth rate of 20% annually for the next several years.

Another long-time holding has been TRIMAS CORPORATION (TMS-$23), an Ann Arbor based manufacturer of proprietary specialty fasteners, trailer hitches and closure devices. The stock traded as high as $29 per share four years ago when the earnings were half the current level. Excess cash flow has been used to pay down debt and make selective acquisitions augmenting an internal earnings growth rate of 12-15%. With $500 million in sales, the Company is not well known outside the Midwest, but growing institutional investor awareness should add to the price-earnings ratio in the future.

STANHOME INC. (STH-$26) is a conglomerate currently in the process of divesting non-core operations and concentrating on its basic business which is Enesco Giftware Group, the distributor of Precious Moments and other collectibles. The intrinsic value of this Company, which could be twice the current market price, has been masked by the poorly performing divisions. The underlying business, which has been growing at a 10% rate for the last six years, has consistently produced over a 20% annual return on equity. When investors realize how profitable this Company will be after the streamlining is completed, the share price could rise substantially.

Smaller stocks, the type in which SVF typically invests, have underperformed stocks of larger companies since late 1993. This is obvious from comparing the performance of the Russell 2000 Index with the S&P 500. In 1996 this bifurcated market really became apparent. In fact, in the six month period from June 1 to December 1, the Dow rose almost 17% while the Russell 2000 actually declined 2%. This 19% spread was the widest six month divergence between these two indices since the Russell 2000 was started in 1978. So far in 1997 more of the same, with the Dow up 5.7% in January while the Russell 2000 gained 1.9%. But we look for the pendulum to start swinging back the other way. Even though the money flowing into large capitalization mutual funds remains robust, there are some signs that it's slowing. Over time, the valuation disparity will dictate that large company shares receive less attention and long neglected smaller cap value stocks will gain adherents. In the meantime, I feel very confident that the downside risk in our stocks will remain far less than that of the S&P 500 or the Dow.

Thanks for investing in the Schwartz Value Fund. Obviously, you have many choices once you decide to invest in a mutual fund. I think you've made a wise choice, to put a portion of your assets in this vehicle. In the period ahead that choice may prove especially wise.

                                   Sincerely,

                              SCHWARTZ VALUE FUND

                            George P. Schwartz, CFA
                                   President

February 10, 1997


                         Annual Total Rates of Return

                              1984      1985      1986      1987      1988      1989      1990      1991
                            -------   -------   -------   -------   -------   -------   -------   -------
SCHWARTZ

  VALUE FUND((A))             11.1%     21.7%     16.4%     -0.6%     23.1%      8.3%     -5.3%     32.0%
RUSSELL 2000
  INDEX                       -7.3%     31.1%      5.7%     -8.8%     24.9%     16.2%    -19.5%     46.0%
NASDAQ COMPOSITE( (B))       -11.2%     31.4%      7.4%     -5.3%     15.4%     19.3%    -17.8%     56.8%
VALUE LINE COMPOSITE((B))     -8.4%     20.7%      5.0%    -10.6%     15.4%     11.2%    -24.3%     27.2%
STANDARD & POORS 500           6.1%     31.6%     18.7%      5.3%     16.8%     31.6%     -3.2%     30.4%
CONSUMER
  PRICE INDEX                  4.3%      3.5%      1.1%      4.4%      4.4%      4.6%      6.1%      3.1%


                                                                                    Compound Annual
                                                                                    Rates of Return

                                                                              ---------------------------
                              1992      1993      1994      1995      1996     5 Year   10 Year   13 Year
                            -------   -------   -------   -------   -------   -------   -------   -------
SCHWARTZ
  VALUE FUND((A))             22.7%     20.5%    -6.8%      16.9%     18.3%     13.8%     12.2%     13.1%
RUSSELL 2000
  INDEX                       18.4%     18.9%    -3.2%      26.2%     14.8%     14.6%     11.9%     11.1%
NASDAQ COMPOSITE((B))         15.5%     14.7%    -3.2%      39.9%     22.7%     17.1%     14.0%     12.5%
VALUE LINE COMPOSITE((B))      7.0%     10.7%    -6.0%      19.3%     13.4%      8.5%      5.2%      5.2%
STANDARD & POORS 500           7.6%     10.1%     1.3%      37.5%     22.9%     15.2%     15.3%     15.9%
CONSUMER
  PRICE INDEX                  2.9%      2.7%     2.7%       2.6%      3.3%      2.8%      3.7%      3.5%

----------------
((A)) Schwartz Value Fund's performance combines the performance of the Fund, since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

((B) )Excludes dividends.


                              SCHWARTZ VALUE FUND

                          Ten Largest Equity Holdings
                               December 31, 1996


                                                             Market
 Shares                       Company                        Value
--------   --------------------------------------------    ----------
165,000    Ottawa Financial Corporation                    $2,774,063
235,000    K-Swiss Inc. -- Class A                         $2,320,625
85,000     Leucadia National Corporation                   $2,273,750
70,000     UST Inc.                                        $2,266,250
200,000    Unico American Corporation                      $2,175,000
170,000    Griffon Corporation                             $2,082,500
60,000     American List Corporation                       $1,822,500
120,000    Data Research Associates, Inc.                  $1,800,000
100,000    Core Industries Inc.                            $1,650,000
115,000    Dravo Corporation                               $1,624,375


                               SCHWARTZ VALUE FUND
                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

                                                                     Market
 Shares    COMMON STOCK -- 94.6%                                      Value
--------   -----------------------------------------------------   -----------

           APPAREL & TEXTILES -- 6.6%
 235,000     K-Swiss Inc. -- Class A                                 2,320,625
  19,300     Nautica Enterprises, Inc.*                                487,325
  20,000     Reebok International Ltd.                                 840,000
                                                                   -----------
                                                                     3,647,950
                                                                   -----------

           BUILDING MATERIALS AND CONSTRUCTION -- 4.4%
  20,000     ABT Building Products Corporation*                        500,000
  30,000     Gardner Denver Machinery Inc.*                          1,027,500
  24,000     Industrial Acoustics Company, Inc.                        210,000
  51,000     MLX Corp.*                                                675,750
                                                                   -----------
                                                                     2,413,250
                                                                   -----------

           CONSUMER PRODUCTS -- DURABLES -- 5.9%
  40,000     Craftmade International, Inc.                             245,000
 170,000     Griffon Corporation*                                    2,082,500
  70,000     HMI Industries Inc.                                       367,500
  30,000     Sturm, Ruger & Company, Inc.                              581,250
                                                                   -----------
                                                                     3,276,250
                                                                   -----------

           CONSUMER PRODUCTS -- NONDURABLES -- 7.7%
  40,000     Helen of Troy Limited*                                    880,000
 700,000     Pentech International, Inc.*                              831,250
  15,000     Stanhome, Inc.                                            397,500
  20,000     Standex International Corporation                         617,500
  11,950     Velcro Industries N.V.                                    746,875
   9,200     Weyco Group, Inc.                                         370,300
  30,000     Windmere-Durable Holdings, Inc.                           386,250
                                                                   -----------
                                                                     4,229,675
                                                                   -----------

           ENERGY & MINING -- 5.5%
  15,000     Dawson Geophysical Company*                               168,750
 115,000     Dravo Corporation*                                      1,624,375
  70,000     Forest Oil Corporation*                                 1,233,750
                                                                   -----------
                                                                     3,026,875

                                                                   -----------


                                      4


           FINANCE -- BANKING & THRIFTS -- 16.5%
   7,500     Calumet Bancorp, Inc.*                                    249,375
  40,000     Coastal Bancorp, Inc.                                     915,000
  40,000     The Commerce Group, Inc.                                1,010,000
  23,400     First of Michigan Capital Corporation*                    187,200
  14,500     FirstFed Bancshares, Inc.                                 250,125
  15,000     GreenPoint Financial Corp.*                               708,750
  85,000     Leucadia National Corporation                           2,273,750
  15,000     MSB Bancorp, Inc.                                         294,375
 165,000     Ottawa Financial Corporation                            2,774,063
   8,100     Peoples Bancorp                                           157,950
  16,200     TF Financial Corporation                                  263,250
                                                                   -----------
                                                                     9,083,838

                                                                   -----------

           FINANCE -- INSURANCE -- 5.5%
  26,000     MMI Companies, Inc.                                       838,500
 200,000     Unico American Corporation                              2,175,000
                                                                   -----------
                                                                     3,013,500
                                                                   -----------

           FOOD & TOBACCO -- 4.1%
  70,000     UST Inc.                                                2,266,250
                                                                   -----------

           HEALTHCARE -- 0.8%
  15,000     Health Care & Retirement Corporation*                     429,375
                                                                   -----------

           INDUSTRIAL PRODUCTS & SERVICES -- 12.1%
 100,000     Core Industries Inc.                                    1,650,000
  22,155     Detroit & Canada Tunnel Corporation                     1,102,211
  24,835     Greif Brothers Corporation -- Class A                     701,589
  30,000     Maritrans Inc.                                            183,750
  35,800     The Morgan Group, Inc. -- Class A                         268,500
  10,055     M.H. Rhodes, Inc.*                                         37,706
  64,600     TriMas Corporation                                      1,542,325
 200,000     UNR Industries, Inc.                                    1,200,000
                                                                   -----------
                                                                     6,686,081
                                                                   -----------


                                      5


           PRINTING & PUBLISHING -- 5.9%
  60,000     American List Corporation                               1,822,500
     465     The Detroit Legal News Company                             44,640
  66,000     Thomas Nelson, Inc.                                       981,750
   9,800     Value Line, Inc.                                          433,650
                                                                   -----------
                                                                     3,282,540
                                                                   -----------

           REAL ESTATE -- 4.5%
  16,499     I. Gordon Corporation*                                    140,242
      15     LaFourche Realty Company, Inc.                             62,250
  40,000     Malan Realty Investors, Inc.                              650,000
  30,000     North American Mortgage Company                           592,500
  40,000     Schuler Homes, Inc.*                                      250,000
  35,000     Trizec Hahn Corporation                                   770,000
                                                                   -----------
                                                                     2,464,992
                                                                   -----------

           RETAIL -- 2.2%
  30,000     The Dress Barn, Inc.*                                     450,000
 100,000     Ellett Brothers, Inc.                                     500,000
  76,500     Evans, Inc.*                                              124,312
  20,000     The Good Guys, Inc.*                                      130,000
                                                                   -----------
                                                                     1,204,312
                                                                   -----------

           TECHNOLOGY & ELECTRONICS -- 10.0%
  33,500     Astrosystems, Inc.*                                       159,125
 120,000     Data Research Associates, Inc.                          1,800,000
  53,200     Metatec Corporation*                                      359,100
 120,000     Nematron Corporation*                                     615,000
  50,000     Rainbow Technologies, Inc.*                               931,250
  30,000     SPSS Inc.*                                                836,250
  60,000     Universal Electronics Inc.*                               330,000
  28,500     X-Rite, Incorporated                                      470,250
                                                                   -----------
                                                                     5,500,975
                                                                   -----------

           MISCELLANEOUS -- 0.1%
  12,500     Bull & Bear Group, Inc. -- Class A*                        37,500
                                                                   -----------

           CLOSED-END FUNDS -- 2.8%
  90,000     Royce Micro-Cap Trust, Inc.                               742,500
  60,000     Scudder New Europe Fund, Inc.                             832,500
                                                                   -----------
                                                                     1,575,000
                                                                   -----------
           TOTAL COMMON STOCK (COST $43,060,770)                    52,138,363
                                                                   -----------


  Shares/                                                              Market
 Par Value                                                              Value
-----------   ----------------------------------------------------  ------------

              PREFERRED STOCK -- 0.3% (COST $132,739)
                Telos Corporation, 12% Cumulative Exchangable

     35,000   Preferred                                              $   135,625
                                                                     -----------

              U.S. GOVERNMENT & AGENCY BONDS -- 5.4%
 $1,000,000     U.S. Treasury Notes, 4.75%, 02/15/97                     998,438
 $1,000,000     Federal Farm Credit Bank , 5.60%, 06/03/97             1,000,585
 $1,000,000     U.S. Treasury Notes, 6.00%, 11/30/97                   1,000,313
                                                                     -----------

              TOTAL U.S. GOVERNMENT & AGENCY BONDS
                (COST $2,993,594)                                      2,999,336
                                                                     -----------

              REPURCHASE AGREEMENTS((1)) -- 1.6% (COST $858,000)
   $858,000     Fifth Third Bank, 5.00%, dated 12/31/96, due
                  01/02/97, repurchase proceeds $858,238                 858,000
                                                                     -----------
              TOTAL INVESTMENTS -- 101.9% (COST $47,045,103)          56,131,324

              OTHER LIABILITIES IN EXCESS OF OTHER

                ASSETS -- (1.9)%                                      (1,026,196)
                                                                     -----------

              NET ASSETS -- 100%                                     $55,105,128
                                                                     ===========



 * Non-income producing securities.

((1)) Repurchase agreements are fully collateralized by U.S. Government obligations.

See notes to financial statements.



                             SCHWARTZ VALUE FUND
                     STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1996


ASSETS

Investments, at market value (cost of $47,045,103)
  (Note 1) ..........................................   $56,131,324
Cash ................................................         3,930
Dividends and interest receivable ...................       104,824
Receivable for capital shares sold ..................        15,503
Other assets ........................................         8,320
                                                        -----------
    TOTAL ASSETS ....................................    56,263,901
                                                        -----------

LIABILITIES

Payable for capital shares redeemed .................        12,250
Payable for securities purchased ....................       504,301
Accrued investment advisory fees (Note 2) ...........       206,611
Distributions payable to shareholders ...............       398,631
Other accrued expenses and liabilities ..............        36,980
                                                        -----------
    TOTAL LIABILITIES ...............................     1,158,773
                                                        -----------

NET ASSETS ..........................................   $55,105,128
                                                        ===========

NET ASSETS CONSIST OF:

Paid in capital .....................................   $45,969,861
Undistributed net realized gains on investments .....        49,046
Net unrealized appreciation on investments ..........     9,086,221
                                                        -----------

NET ASSETS ..........................................   $55,105,128
                                                        ===========
Shares of beneficial interest outstanding (unlimited
  number of shares
  authorized, no par value) .........................     2,601,054
                                                        ===========
Net asset value, redemption price, and offering price
  per share .........................................   $     21.19
                                                        ===========

See notes to financial statements.


                               SCHWARTZ VALUE FUND
                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

INVESTMENT INCOME

  Interest ..........................................   $  258,998
  Dividends .........................................      749,730
                                                        ----------
    TOTAL INVESTMENT INCOME .........................    1,008,728
                                                        ----------

EXPENSES

  Investment advisory fees (Note 2) .................      801,444
  Administration, accounting, and transfer agent fees
    and expenses (Note 2) ...........................      111,853
  Legal and audit fees ..............................       40,646
  Trustees' fees and expenses .......................       49,431
  Insurance expense .................................       18,175
  Custodian fees ....................................       12,188
  Reports to shareholders ...........................       10,698
  Registration fees .................................        5,330
  Other expenses ....................................        3,991
                                                        ----------
    TOTAL EXPENSES ..................................    1,053,756
                                                        ----------

NET INVESTMENT LOSS .................................      (45,028)
                                                        ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS

  Net realized gains on investments .................    5,144,508
  Net change in unrealized appreciation on
    investments .....................................    3,932,331
                                                        ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ....    9,076,839
                                                        ----------

NET CHANGE IN NET ASSETS FROM OPERATIONS ............   $9,031,811
                                                        ==========

See notes to financial statements.


                               SCHWARTZ VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

                                                            1996           1995
                                                        ------------   ------------
FROM OPERATIONS

  Net investment loss ...............................   $    (45,028)  $   (94,454)
  Net realized gains on investments .................      5,144,508     3,912,706
  Net change in unrealized appreciation on
investments .........................................      3,932,331     3,856,574
                                                        ------------   -----------
Net increase in net assets from operations ..........      9,031,811     7,674,826
                                                        ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

  From net realized gains on investments ............     (4,922,816)   (3,830,754)
                                                        ------------   -----------
Net decrease in net assets from distributions to
shareholders ........................................     (4,922,816)   (3,830,754)
                                                        ------------   -----------

FROM FUND SHARE TRANSACTIONS((A))

  Proceeds from shares sold .........................      5,572,508     5,819,563
  Reinvestment of distributions .....................      4,524,185     3,580,547
  Payments for shares redeemed ......................    (12,237,448)   (5,203,945)
                                                        ------------   -----------
Net increase (decrease) in net assets from Fund
   share transactions ...............................     (2,140,755)    4,196,165
                                                        ------------   -----------

TOTAL INCREASE IN NET ASSETS ........................      1,968,240     8,040,237

NET ASSETS

  Beginning of year .................................     53,136,888    45,096,651
                                                        ------------   -----------
  End of year .......................................   $ 55,105,128   $53,136,888
                                                        ============   ===========

((A)) SUMMARY OF CAPITAL SHARE ACTIVITY

      Shares sold ...................................        264,865       291,957
      Shares issued in reinvestment of
          distributions to shareholders .............        213,506       182,123
      Shares redeemed ...............................       (580,219)     (260,324)
                                                        ------------   -----------
      Net increase (decrease) in shares
        outstanding .................................       (101,848)      213,756
      Shares outstanding, beginning of year .........      2,702,902     2,489,146
                                                        ------------   -----------
      Shares outstanding, end of year ...............      2,601,054     2,702,902
                                                        ============   ===========

See notes to financial statements.


                             SCHWARTZ VALUE FUND
                             FINANCIAL HIGHLIGHTS

                    Per Share Data for a Share Outstanding
                            Throughout Each Period

                                                                                           July 20,
                                                                  Year Ended              1993 ((A))
                                                        ------------------------------       To
                                                        Dec. 31,   Dec. 31,   Dec. 31,    Dec. 31,
                                                          1996       1995       1994        1993
                                                        --------   --------   --------    ---------
Net asset value at beginning of period ..............   $ 19.66    $ 18.12    $ 20.97     $ 19.71
                                                        --------   --------   --------    --------
Income from investment operations:

  Net investment loss ...............................     (0.02)     (0.03)     (0.05)      (0.06)
  Net realized and unrealized gains (losses) on
    investments .....................................      3.61       3.09      (1.37)       1.95
                                                        --------   --------   --------    --------
Total from investment operations ....................      3.59       3.06      (1.42)       1.89
                                                        --------   --------   --------    --------
Less dividends and distributions:

  From net realized capital gains on investments ....     (2.06)     (1.52)     (1.36)      (0.63)
  In excess of net realized gains on investments ....        --         --      (0.07)         --
                                                        --------   --------   --------    --------
Total dividends and distributions ...................     (2.06)     (1.52)     (1.43)      (0.63)
                                                        --------   --------   --------    --------
Net asset value at end of period ....................   $ 21.19    $ 19.66    $ 18.12     $ 20.97
                                                        ========   ========   ========    ========

Total return ........................................      18.3 %     16.9 %     (6.8)%       9.6 % ((B))

Ratio of expenses to average net assets .............      1.97 %     2.00 %     2.01 %      2.13 % ((C))

Ratio of net investment loss to average net assets ..     (0.08)%    (0.18)%    (0.36)%     (0.63)% ((C))

Portfolio turnover rate .............................        50 %       70 %       78 %        65 % ((C))

Average commission rate .............................   $0.0454         --         --          --

Net assets at end of period (in 000's) ..............   $55,105    $53,137    $45,097     $40,704


----------------
((A)) Commencement of operations.

((B)) Not annualized.

((C)) Annualized.

See notes to financial statements.


                             SCHWARTZ VALUE FUND
                        NOTES TO FINANCIAL STATEMENTS

                              December 31, 1996

1. Significant Accounting Policies

Schwartz Value Fund (the "Fund") is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation through investment in basic value common stocks. This investment in common stocks, by definition, entails the risk of loss of capital to shareholders. See the Prospectus for more detailed information regarding the investment objectives of the Fund.

The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments -- Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of business on the day of valuation, or, if not traded on a particular day, at the average of the highest current independent bid and lowest current independent offer; securities traded in the over-the-counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation, and; securities (and other assets) for which market quotations are not readily available are valued at their fair market value as determined in good faith pursuant to procedures established by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value.

      (b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no provision for income taxes is necessary.

      The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles ("GAAP"), the basis on which these financial statements are prepared. The differences arise primarily from the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income or loss and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes.

      (c) Security transactions and investment income -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

      (d) Dividends and distributions -- Dividends from net investment income and net capital gains are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      (e) Estimates -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Agreement and Transactions with Related Parties

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the "Adviser"). The Chairman of the Board of the Fund is also the President and CEO of Gregory J. Schwartz & Co., Inc. (the "Distributor"). Certain other trustees and officers of the Fund are officers of the Adviser or of MGF Service Corp. ("MGF"), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment, and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Distributor is the exclusive agent for the distribution of the Fund and receives fees from the Adviser, not the Fund or its shareholders.

Pursuant to an Administration, Accounting and Transfer Agency Agreement between the Fund and MGF, MGF supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays MGF a fee, payable monthly, at an annual rate of .22% of average daily net assets up to $25 million; .20% of such assets from $25 million to $100 million; and .15% of such assets in excess of $100 million.

3. Investment Transactions

Purchases and proceeds from sales and maturities of investments other than short-term investments, for the year ended December 31, 1996, were $24,883,172 and $32,033,045, respectively. As of December 31, 1996, net unrealized appreciation of securities was $9,073,360 for federal income tax purposes of which $11,337,988 related to appreciated securities and $2,264,628 related to depreciated securities. The aggregate cost of investments at December 31, 1996, for federal income tax purposes was $47,057,964.

                         INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND TRUSTEES
SCHWARTZ VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Schwartz Value Fund ("Fund") as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Schwartz Value Fund at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio

JANUARY 17, 1997

                               Schwartz Value Fund

                             INVESTMENT PHILOSOPHY

      Schwartz Value Fund ("SVF") seeks superior, long-term performance through value investing -- purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed by Wall Street analysts.

      Most value investors buy fair companies at an excellent price. SVF buys excellent companies at a fair price. This is the essence of value investing. SVF attempts to find companies with great business characteristics like an unassailable franchise which by its nature, offers a margin of safety. A truly fine business requires few assets to produce a consistently expanding stream of income. SVF also purchases shares which are temporarily out-of-favor and selling below intrinsic value.

      A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

[backcov]

    Schwartz Value Fund
    a series of
    Schwartz Investment Trust
    3707 W. Maple Road
    Bloomfield Hills, Michigan 48301
    (810) 644-8500

    Board of Trustees
    Donald J. Dawson, Jr.
    Fred A. Erb
    John J. McHale
    Sidney F. McKenna
    George P. Schwartz, CFA
    Gregory J. Schwartz

    Officers

    Gregory J. Schwartz, Chairman of the Board
    George P. Schwartz, CFA, President
    Richard L. Platte, Jr., CFA, Vice President/Secretary
    Cynthia M. Dickinson, Treasurer
    Robert G. Dorsey, CPA, Assistant Vice President
    John F. Splain, Assistant Secretary
    Mark J. Seger, CPA, Assistant Treasurer

    Investment Adviser

    SCHWARTZ INVESTMENT COUNSEL, INC.
    3707 W. Maple Road
    Bloomfield Hills, Michigan 48301

    Distributor
    GREGORY J. SCHWARTZ & CO., INC.
    3707 W. Maple Road
    Bloomfield Hills, Michigan 48301

    Custodian
    FIFTH THIRD BANK
    38 Fountain Square Plaza
    Cincinnati, Ohio 45263

    Administrator
    MGF SERVICE CORP.
    P.O. Box 5354
    Cincinnati, Ohio 45201

    Auditors
    DELOITTE & TOUCHE LLP
    1700 Courthouse Plaza Northeast
    Dayton, Ohio 45402

    Legal Counsel
    SULLIVAN & WORCESTER 1025 Connecticut Avenue, N.W.
    Suite 1000
    Washington, D.C. 20036

    Schwartz Value Fund is a 100% no load diversified investment company (a mutual fund). The investment objective is long-term capital appreciation.

[frontcover]

              SCHWARTZ
             VALUE FUND

            a series of

              SCHWARTZ
          INVESTMENT TRUST

           ANNUAL REPORT
         for the year ended
         DECEMBER 31, 1996